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EXHIBIT 10.3

                       SUBORDINATION AND PLEDGE AGREEMENT

This SUBORDINATION AND PLEDGE AGREEMENT is made as of April 5, 2005, by and among Ross S. Rapaport, not individually, but as Trustee of the Peter Baker Life Insurance Trust u/t/a dated July 7, 1992, the John Baker Insurance Trust u/t/a dated July 7, 1992 and the Joan Baker and Henry Baker Irrevocable Trust u/t/a dated December 16, 1991, as agent (together with his successors and assigns in such capacity, the "SUBORDINATE LENDER'S AGENT") for and on behalf of _________________ (together with his successors and assigns, the "SUBORDINATE LENDER") pursuant to certain of the Subordinated Loan Documents (defined below), the Subordinate Lender, BANK OF AMERICA, N.A., a national banking association, as administrative agent (in such capacity, together with its successors and assigns in such capacity, the "AGENT" ) on behalf of the lenders from time to time party to the Credit Agreement (defined below) (the "LENDERS"), and the Lenders.

                                    RECITALS

WHEREAS, Vermont Pure Holdings, Ltd. a Delaware corporation (together with its successors and assigns, "HOLDINGS") is indebted to the Subordinate Lender under and pursuant to the terms of the Subordinated Loan Documents and may from time to time hereafter become indebted to the Subordinate Lender in further amounts as permitted by the terms of the Senior Loan Documents; and

WHEREAS, Holdings and Crystal Rock LLC, a Delaware limited liability company (together with its successors and assigns, "CRYSTAL ROCK" and together with Holdings, collectively, the "BORROWERS"), have requested, and may from time to time hereafter request that the Lenders under the Credit Agreement make or agree to make loans, extensions of credit or other financial accommodations to the Borrowers (the "LOANS"); and

WHEREAS, the Lenders, as a condition to the making of the Loans, have required that each of the Subordinate Creditors execute and deliver this Subordination and Pledge Agreement (together with all schedules and any exhibits attached hereto and amendments or modifications hereto in effect from time to time, this "AGREEMENT").

NOW, THEREFORE, in order to induce the Lenders to make the Loans and in consideration thereof, each of the Subordinate Creditors agrees as follows:

A. DEFINITIONS. As used herein, the following terms shall have the following meanings:

      1. AFFILIATE. The term "AFFILIATE" means, with respect to any Senior Creditor, any person or entity controlling, controlled by or under common control with, such Senior Creditor.

      2. COLLATERAL. The term "COLLATERAL" means, collectively, the Senior Collateral and the Subordinate Lenders' Collateral.

      3. CREDIT AGREEMENT. The term "CREDIT AGREEMENT" means that certain Credit Agreement among Holdings, Crystal Rock, the Lenders and Agent dated the date hereof, as amended, supplemented, renewed, replaced, extended or otherwise modified from time to time.

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      4.    EVENT OF DEFAULT. The term "EVENT OF DEFAULT" shall mean an "Event of Default" as defined under the Credit Agreement.

      5. FINANCIAL COVENANT DEFAULT. The term "FINANCIAL COVENANT DEFAULT" shall mean an Event of Default which results solely from the violation of any now existing or hereafter arising financial covenant contained in the Credit Agreement, including, by way of illustration, those specific financial covenants set forth in
            Section 12 of the Credit Agreement and any supplement, addition, modification or amendment to those specific financial covenants.

      6. INSOLVENCY PROCEEDING. The term "INSOLVENCY PROCEEDING" shall mean a proceeding of the type described in paragraph 5 hereof.

      7. LIABILITIES. The term "LIABILITIES" means any and all obligations and indebtedness of every kind and description, now or hereafter existing, whether such debts or obligations are primary or secondary, direct or indirect, absolute or contingent, sole, joint or several, secured or unsecured, due or to become due, contractual or tortious, arising by operation of law, by overdraft, or otherwise, including, without limitation, principal, interest, fees, late fees, expenses and/or attorneys' fees and costs that have been or may hereafter be contracted or incurred.

      8. OBLIGOR. The term "OBLIGOR" means, collectively, Holdings and each and every other maker (including, without limitation, Crystal Rock), endorser, guarantor, or surety of or for the Senior Liabilities.

      9. PAYMENT IN FULL. The terms "PRIOR PAYMENT IN FULL," "PAYMENT IN FULL," "PAID IN FULL" and any other similar terms or phrases when used herein with respect to the Senior Liabilities shall mean the payment in full, in immediately available funds, of all of such obligations (including, without limitation, the cancellation or cash collateralization of all letters of credit or hedging arrangements) and the termination or expiration of any commitments to extend any financial accommodations to the Obligor under the documents evidencing Senior Liabilities.

      10. PROHIBITED ACTION. The term "PROHIBITED ACTION" means to (i) exercise or enforce any rights or remedies or assert any claims against the Senior Collateral or Subordinate Lenders' Collateral;
            (ii) make any claim or commence or initiate any action, lawsuit, case or proceeding against the Obligor or join together or with any creditor other than, with its consent, the Agent in any action, lawsuit, case or proceeding against the Obligor (including, but not being limited to, proceedings under the United States Federal Bankruptcy Code); (iii) contact any account of the Obligor or attach or take possession of any Senior Collateral or Subordinate Lenders' Collateral or exercise any right of foreclosure or any right or remedy with respect to the Obligor or the Senior Collateral or Subordinate Lenders' Collateral; or (iv) take any other action prejudicial to or inconsistent with the Lenders' and Agent's rights and first priority secured position with respect to the Obligor or the Senior Collateral, including, without limitation, any action that will impede, interfere with, restrict, or restrain the exercise by the Agent or any of the Lenders of their rights and remedies under the Senior Loan Documents or contest or support any other person or entity in contesting in any manner the perfection, priority, validity or enforceability of any security interest lien held by the Agent in any of the Senior Collateral or any claims made by the Senior Creditors pursuant to the terms of the Senior Loan Documents.

      11. SENIOR COLLATERAL. The term "SENIOR COLLATERAL" means the personal property of the Obligor described in SCHEDULE A and any other real or personal property of the Obligor in which the Agent, any Lender or an Affiliate may hereafter be granted a security interest, mortgage interest or other similar interest.

      12. SENIOR CREDITORS. The term "SENIOR CREDITORS" shall mean, collectively, the Agent and the Lenders.

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      13.   SENIOR LIABILITIES. The term "SENIOR LIABILITIES" means all
            Liabilities of the Obligor to any of the Lenders, the Agent and/or to any of the Affiliates including, without limitation, any and all interest accruing on Senior Liabilities after the commencement of any proceedings referred to in paragraph B.5. hereof, notwithstanding any provision or rule of law which might restrict the rights of the Lenders or Agent, as against the Obligor and/or anyone else, to collect such interest. For purposes of this Agreement, Senior Liabilities shall include all Liabilities of the Obligor to the Lenders and the Agent, notwithstanding any right or power of the Obligor and/or anyone else to assert any claim or defense as to the invalidity or unenforceability of any such Senior Liabilities.

      14. SENIOR LOAN DOCUMENTS. The term "SENIOR LOAN DOCUMENTS" means the Credit Agreement and all other credit accommodations, notes, loan agreements, and any other agreements and documents, now or hereafter existing, creating, evidencing, guarantying, securing or relating to any or all of the Senior Liabilities, together with all amendments, modifications, renewals, or extensions thereof.

      15. SUBORDINATE CREDITORS. The term "SUBORDINATE CREDITORS" means, collectively, the Subordinate Lender and the Subordinate Lender's Agent.

      16. SUBORDINATED LENDERS' COLLATERAL. The term "SUBORDINATED LENDERS' COLLATERAL" means the personal property of Holdings more fully described in SCHEDULE B attached hereto.

      17. SUBORDINATED LENDING GROUP. The term "SUBORDINATED LENDING GROUP" means Henry E. Baker, Joan A. Baker, John B. Baker and Peter K. Baker, each as holder of a Second Amended and Restated Subordinated Promissory Note of Holdings dated the date hereof, as such Subordinated Promissory Notes may be amended, restated or replaced from time to time in accordance with the terms of this Agreement, and any successor holders of such Subordinated Promissory Notes permitted by the terms of this Agreement, and Ross S. Rapaport, not individually, but as Trustee of the Peter Baker Life Insurance Trust u/t/a dated July 7, 1992, the John Baker Insurance Trust u/t/a dated July 7, 1992 and the Joan Baker and Henry Baker Irrevocable Trust u/t/a dated December 16, 1991, as agent for such holders.

      18. SUBORDINATED LIABILITIES. The term "SUBORDINATED LIABILITIES" means all Liabilities of the Obligor to the Subordinate Creditors, including, without limitation, all payments of principal and interest pursuant to that Second Amended and Restated Subordinated Promissory Note dated the date hereof from Holdings payable to the order of the Subordinate Lender in the original principal amount of _______________ (the "SUBORDINATED NOTE") and that Amended and Restated Security Agreement, dated as of the date hereof, by and among Holdings, the Subordinate Lender's Agent and each of the members of the Subordinated Lending Group (the "SUBORDINATED SECURITY AGREEMENT"), but specifically excluding therefrom compensation from Holdings to the Subordinate Lender presently contemplated pursuant to the existing employment agreement between Holdings and the Subordinate Lender for so long as such agreement remains in effect, as the compensation clauses thereof may be amended from time to time with the consent of the Agent, and the normal reimbursement of expenses in the ordinary course of business and indemnification of claims arising solely from the Subordinate Lender's actions as an officer or director (or person holding a similar position) of Holdings or Crystal Rock.

      19. SUBORDINATED LOAN DOCUMENTS. The term "SUBORDINATED LOAN DOCUMENTS" means the Subordinated Note, the Subordinated Security Agreement and all other credit accommodations, notes, loan agreements and any other agreements and documents, now or hereafter existing, creating, evidencing, guarantying, securing or relating to any or all of the Subordinated Liabilities, together with all amendments, modifications, renewals or extensions thereof.

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B. SUBORDINATION AND PLEDGE.

      1.    SUBORDINATION TO SENIOR LIABILITIES.

            (a) Except as hereinafter expressly set forth in this Agreement or as the Agent and Lenders may hereafter otherwise expressly consent in writing, the payment of all Subordinated Liabilities shall be postponed and subordinated to the indefeasible payment in full of all Senior Liabilities, and no payments or other distributions whatsoever, including, without limitation, payments of interest in respect of any Subordinated Liabilities shall be made, nor shall any property or assets of the Obligor be applied to the purchase or other acquisition or retirement of any Subordinated Liabilities, nor given as collateral security to secure repayment of same.

            (b) Notwithstanding the provisions in paragraph B.1(a) above, and subject to the other terms of this Agreement, the Subordinate Lender's Agent may be granted a security interest in the Subordinate Lenders' Collateral to secure the payments of principal and interest and other amounts due pursuant to the Subordinated Note.

            (c) Notwithstanding the provisions of paragraph B.1(a) above, so long as no Event of Default exists and is continuing, and so long as no event exists and is continuing which, with the giving of notice or the passage of time or both, would constitute an Event of Default, Holdings may make regularly scheduled quarterly payments of interest under the Subordinated Note, at a rate not in excess of twelve per cent (12%) per annum, and past due regularly scheduled quarterly payments of interest under the Subordinated Note which were not paid when scheduled to be paid because of the terms of this Agreement, including interest at a rate not in excess of twelve per cent (12%) per annum on such past due amounts, but only to the extent that the making of such payments would not result in a Financial Covenant Default.

            (d) Notwithstanding the provisions in paragraph B.1(a) above, so long as no Event of Default exists and is continuing or would result therefrom, and so long as no event exists and is continuing which, with the giving of notice or the passage of time or both, would constitute an Event of Default or would result therefrom, and provided that the terms of Section 11.8 of the Credit Agreement have been satisfied, at any time or times after 18 months after the Closing Date (as defined in the Credit Agreement) Holdings may make principal payments on the Seller Subordinated Debt (as defined in the Credit Agreement) to members of the Subordinated Lending Group which principal payments in the aggregate do not exceed $3,000,000.

      2. PLEDGE OF SUBORDINATED LOAN DOCUMENTS. In order to secure the due and punctual payment and performance of the Senior Liabilities, the Subordinate Creditors hereby pledge, transfer, assign, and grant to the Agent a continuing security interest in and lien upon the Subordinated Loan Documents, all income therefrom and proceeds thereof. The Subordinate Creditors have endorsed and delivered to the Agent physical possession of any of the Subordinated Loan Documents which are instruments, including the Subordinated Note and have executed Uniform Commercial Code financing statements and such other documents and/or instruments as may be necessary or convenient to perfect the security interests granted herein. Agent shall hold the Subordinated Note and any other Subordinated Loan Documents which are instruments delivered to the Agent as security for the due and punctual payment and performance of the Senior Liabilities and notwithstanding the possession of the Subordinated Note or such other Subordinated Loan Documents by the Agent, the Subordinate Lender shall be entitled to receive payments thereunder to the extent expressly permitted under paragraph B.1 above. Upon payment in full of the Senior Liabilities, the Agent will deliver to the Subordinate Lender the Subordinated Note and any other Subordinated Loan Documents in its possession.

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      3.    SUBORDINATION OF SECURITY INTEREST OF SUBORDINATED LIABILITIES. Any
            and every lien and security interest in the Collateral in favor of, granted to or held for the benefit of the Senior Creditors, whether now existing or hereafter arising have and shall have priority over and be senior to any lien or security interest that the Subordinate Lender's Agent or the Subordinate Lender now has or may hereafter acquire in the Collateral (in any Insolvency Proceeding or otherwise), whether by contract, operation or rule of law, court order or otherwise, notwithstanding any statement or provision contained in the Subordinated Loan Documents or otherwise to the contrary and irrespective of (i) the time, order, or manner, validity or effectiveness of the attachment or perfection of any security interest or lien on the Collateral, (ii) the time or order of filing or recording of financing statements, deeds of trust, mortgages or other notices of security interests, liens or assignments granted pursuant thereto, (iii) anything contained in any filing or agreement to which any party hereto or its respective successors and assigns may now or hereafter be a party, and (iv) ordinary rules for determining priorities under the Uniform Commercial Code of any jurisdiction or under any other law governing the relative priorities of secured creditors. For the purpose of the foregoing priorities, any claim of a right of setoff by either Subordinate Creditor shall be treated as a security interest or lien subordinated as described above and no claim to a right of setoff by such Subordinate Creditor shall be asserted to defeat or diminish the rights or priorities provided for herein in favor of the Senior Creditors. The Subordinate Creditors agree to execute and deliver to the Agent all instruments, including, without limitation, Uniform Commercial Code amendments, subordinations of lien, and subordinations of mortgage which, in the reasonable opinion of the Agent, are necessary or convenient to effectuate the purposes of this paragraph and this Agreement.

      4. NO ADDITIONAL SUBORDINATED LIABILITIES; FURTHER ASSURANCES OF PLEDGE OF SUBORDINATED LIABILITIES. The Subordinate Creditors will (i) not create or permit to exist any principal amount of Subordinated Liabilities in excess of the amount outstanding on the date hereof;
            (ii) cause any Subordinated Liabilities which are not already evidenced by a promissory note or other instrument of the Obligor to be so evidenced; (iii) as collateral security for the Senior Liabilities, endorse, deliver and pledge to the Agent any and all promissory notes and/or other instruments evidencing Subordinated Liabilities, and otherwise assign and/or pledge to the Agent any or all Subordinated Liabilities and the Subordinated Loan Documents, all in a manner satisfactory to the Agent in its sole discretion, and (iv) promptly give the Agent written notice of any default by Holdings under the Subordinated Note or any agreement securing such Obligor's obligations under any of the other Subordinated Loan Documents.

            FURTHER ASSURANCES OF AGENT. Agent will endeavor to deliver to the Subordinate Lender prompt notice of any Event of Default or Financial Covenant Default under the Credit Agreement or any of the other Senior Loan Documents of which the Agent becomes aware but the failure of the Agent to promptly deliver any such notice will not affect any of the rights or obligations of the parties under this Agreement.

      5. RIGHTS OF AGENT TO COLLECT SUBORDINATED LIABILITIES; RIGHTS IN BANKRUPTCY.

            (a) In the event of any dissolution, winding up, liquidation, reorganization or other similar proceedings relating to the Obligor, or to any of their property (whether voluntary or involuntary, partial or complete, and whether in bankruptcy, insolvency or receivership, or upon an assignment for the benefit of creditors, or any other marshalling of the assets and liabilities of the Obligor, or any sale of all or substantially all of the assets of the Obligor, or otherwise), the Senior Liabilities shall first be paid in full before the Subordinate Creditors shall be entitled to receive and/or to retain any payment or distribution in respect of the Subordinated Liabilities; provided that the Subordinate Lender shall be entitled to receive and retain any securities issued in connection with reorganization proceedings which are junior in

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                  right of repayment to the Senior Liabilities to the extent set forth herein, are treated as Subordinated Liabilities hereunder and are subject to all the provisions of this Agreement, and, in order to implement the foregoing (i) all payments and distributions of any kind or character in respect of the Subordinated Liabilities to which any of the Subordinate Creditors would be entitled but for the provisions of this Agreement (other than such junior securities) will be made directly to the Agent; (ii) the Subordinate Creditors shall promptly file a claim or claims, in the form required in such proceedings, for the full outstanding amount of the Subordinated Liabilities, and shall cause said claim or claims to be approved and all payments and other distributions in respect thereof (other than such junior securities) to be made directly to the Agent; (iii) the Subordinate Creditors hereby irrevocably agree that the Agent may, in its sole discretion, and the Subordinate Creditors may not, without the prior written consent of the Agent, in the name of the Subordinate Creditors or otherwise, demand, sue for, collect and receive any and all such payments or distributions, and file, prove, and vote or consent in any such proceedings with respect to, any and all claims of the Subordinate Creditors relating to the Subordinated Liabilities; and (iv) the Subordinate Creditors hereby ratify all of the foregoing acts or omissions on the Agent's part or behalf and waive any claim, counterclaim or defense of the Subordinate Creditors which may be alleged to arise from such acts or omissions.

            (b) Without impairing, abrogating or in any way affecting any Senior Creditor's rights hereunder, including the relative priorities established in paragraph B hereof, any Senior Creditor may during any Insolvency Proceeding give or withhold its consent to the Obligor's or any bankruptcy trustee's use or consumption of any Senior Collateral (including cash proceeds of Senior Collateral) or may provide financing or otherwise extend credit to the Obligor or any of its subsidiaries or any bankruptcy trustee secured by a senior lien upon all of the Senior Collateral, whether created, acquired or arising prior to or after the commencement of any Insolvency Proceeding, and the Subordinate Creditors shall be deemed to have consented to the Obligor's or any bankruptcy trustee's use of Senior Collateral, if any, to the extent consented to by the Senior Creditors and to all of the terms of any financing proposed to be provided by any Senior Creditor to the Obligor, any of its subsidiaries or any bankruptcy trustee during the pendency of any such Insolvency Proceeding.

            (c) Without limiting the generality of the agreements set forth in paragraph 5(a) above, if the Agent consents to the sale of any or all of the Senior Collateral during any Insolvency Proceeding (whether such sale is to be made pursuant to 11 U.S.C. Section 363, under a plan of reorganization or otherwise), then the Subordinate Creditors shall be deemed to have consented to any such sale and all of the terms applicable thereto and shall, if requested to do so by the Agent in connection with any such sale, promptly execute and deliver to the Agent a release of the Subordinate Creditors' liens and security interests with respect to the Senior Collateral to be sold.

            (d) If any Senior Creditor returns, refunds or repays to the Obligor or any trustee or committee appointed in the Insolvency Proceeding any payment with respect to the Senior Liabilities or proceeds of any Senior Collateral in connection with any action, suit or proceeding alleging that such Senior Creditor's receipt of such payment or proceeds was a transfer voidable under state or federal law, then such Senior Creditor shall not be deemed to have ever received such payment or proceeds for purposes of this Agreement in determining whether the Senior Liabilities have been paid in full.

      6. PROTECTION OF AGENT'S RIGHTS IN SUBORDINATED LIABILITIES. In the event that either Subordinate Creditor receives any payment or other distribution of any kind or character from the Obligor or any

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            other source whatsoever in respect of any of the Subordinated
            Liabilities, other than as expressly permitted by the terms of this Agreement, such payment or other distribution shall be received in trust for the Lenders and the Agent and promptly turned over by such Subordinate Creditor to the Agent. The Subordinate Creditors will mark their books and records, and cause the Obligor to mark its books and records, so as to clearly indicate that the Subordinated Liabilities are subordinated in accordance with the terms of this Agreement, and will cause to be clearly inserted in any promissory note or other instrument which at any time evidences any of the Subordinated Liabilities a statement to the effect that the payment thereof is subordinated in accordance with the terms of this Agreement. The Subordinate Creditors will execute such further documents and instruments and take such further action as the Agent may from time to time reasonably request to carry out the intent of this Agreement. Each of the Subordinate Creditors hereby irrevocably appoints the Agent its attorney in fact, said appointment being coupled with an interest, to execute such further documents and instruments and take such further action on behalf of the Subordinate Creditors as the Agent may from time to time deem reasonable to carry out the intent of this Agreement, including, without limitation, the actions set forth in paragraph B.4. and paragraph B.12 hereof.

      7. TREATMENT OF PAYMENT OF SUBORDINATED LIABILITIES. All payments and distributions received by the Agent or any Lender in respect of the Subordinated Liabilities, to the extent received in or converted into cash, may be applied by the Agent and Lenders first to the payment of any and all fees, costs and expenses including, without limitation, attorneys' fees and disbursements paid or incurred by any Senior Creditor in enforcing this Agreement or in endeavoring to collect or realize upon any of the Subordinated Liabilities, and any balance thereof shall, solely as between the Subordinate Creditors and the Senior Creditors, be applied by the Agent, in such order of application as the Agent may from time to time select, toward the payment of any of the Senior Liabilities remaining unpaid. As between the Obligor and any of its creditors, no such payments or distributions of any kind or character shall be deemed to be payments or distributions in respect of the Senior Liabilities; and, notwithstanding any such payments or distributions received by the Agent or any Lender in respect of the Subordinated Liabilities and so applied by the Agent and Lenders toward the payment of the Senior Liabilities, the Subordinate Creditors shall be subrogated to the then existing rights of the Agent and Lenders, if any, in respect of the Senior Liabilities, only at such time as the Lenders and Agent shall have received indefeasible payment in full of the Senior Liabilities.

      8. WAIVERS. Each of the Subordinate Creditors hereby waives (i) any and all notice of the receipt and acceptance by the Agent or any Lender of this Agreement; (ii) except as set forth in paragraph B.4, notice of the existence, incurrence, or non-payment of all or any of the Senior Liabilities; (iii) all diligence in collection or protection of or realization upon any of the Senior Liabilities or any security therefor; and (iv) any obligation with respect to the marshalling of assets by the Agent or any Lender.

      9.    PROHIBITION ON CHANGES IN SUBORDINATED LIABILITIES.

            (a) Except as herein set forth in paragraph B.9(b), neither Subordinate Creditor will, without the prior written consent of the Agent, (i) cancel, waive, forgive, amend, extend, renew, replace, refinance, modify, transfer or assign, or attempt to enforce or collect, or subordinate to any Liabilities other than the Senior Liabilities, any Subordinated Liabilities, the Subordinated Loan Documents or any rights in respect thereof; (ii) convert any Subordinated Liabilities into stock or other securities in the Obligor except as permitted by this Agreement; (iii) take any Prohibited Action; (iv) commence, or join with any other creditor in commencing, any Insolvency Proceedings with respect to the Obligor, or (v) take any other action prejudicial to or inconsistent with the Agent's and Lenders' rights and first priority secured position with respect to the Obligor, the Senior Collateral and collateral for the Senior Liabilities.

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            (b)   Notwithstanding the provisions of paragraph B.9(a), if any default has occurred under any of the Subordinated Loan Documents and such default has continued in existence for a period of one hundred eighty (180) consecutive days after the Subordinate Creditors have provided written notice of the existence of such default to the Agent (the "STANDSTILL PERIOD"), the Subordinate Creditors may proceed to take legal action against Holdings for the sole purpose of obtaining a judgment against Holdings; provided, however, at no time either before or after the expiration of the Standstill Period may either Subordinate Creditor take any action or Prohibited Action to commence any Insolvency Proceeding or to enforce a security interest in, liquidate or otherwise receive payment from any Collateral, unless and until the Senior Liabilities have been indefeasibly paid in full.

      10. CONTINUING AGREEMENT. This Agreement shall in all respects be a continuing agreement and shall remain in full force and effect notwithstanding, without limitation, the death, incompetency or dissolution of the Subordinate Creditors or that at any time or from time to time all Senior Liabilities may have been paid in full if any of the Senior Loan Documents have not been terminated.

      11. PERMITTED CHANGES IN SENIOR LIABILITIES. The Agent or any Lender may, from time to time, whether before or after any discontinuance of this Agreement, at its sole discretion and without notice to the Subordinate Creditors, take any action permitted under applicable law with respect to the Senior Liabilities and the Senior Loan Documents, including, without limitation, any or all of the following actions: (i) retain or obtain a security interest in any property to secure any of the Senior Liabilities; (ii) retain or obtain the primary or secondary obligation of the Obligor with respect to any of the Senior Liabilities; (iii) extend, renew (whether or not longer than the original period), increase, alter or exchange any of the Senior Liabilities; (iv) release or compromise any obligation of any nature of the Obligor with respect to any of the Senior Liabilities; and (v) release its security interest or lien in, allow its security interest or lien to be unperfected, surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Senior Liabilities, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of the Obligor with respect to any such property.

      12.   DISPOSITION OF ASSETS.

            (a) Notwithstanding anything to the contrary contained in any Subordinated Loan Document or otherwise, prior to the payment in full of the Senior Liabilities, only the Senior Creditors shall have the right while an Event of Default exists and is continuing to dispose of any of the assets of the Obligor constituting the Senior Collateral (whether or not also constituting the Subordinate Lenders' Collateral), and the Senior Creditors shall have the right to do so in any manner, on any terms and for any price deemed appropriate by the Senior Creditors, in their sole discretion, whether in a public or private sale, without obtaining the consent or agreement of, or giving notice to the Subordinate Creditors (and the Subordinate Creditors hereby waive all right to require that their agreement or consent be obtained or that they be given notice), and the Subordinate Creditors shall not contest any such disposition of the Senior Collateral on the basis that such disposition is not commercially reasonable or otherwise. In the event that under applicable law, despite the foregoing waiver of notice, the Senior Creditors shall be required to give notice to the Subordinate Creditors in connection with Senior Creditors' disposition of any of the Senior Collateral while an Event of Default exists and is continuing, the Subordinate Creditors agree that ten (10) days prior notice by the Senior Creditors of the time and place of any public sale, or of the time after which a private sale may take place, is reasonable notification of such matters. Without limitation of the foregoing, the Senior Creditors may do any of the following while an Event of Default exists and is continuing: enter into such compromises with and give such releases and acquittances to account debtors or other obligors with respect to the Obligor's receivables as they determine in their sole discretion, solicit bids from third parties to conduct the liquidation of all or a material portion of the Senior Collateral, engage or retain sales brokers, marketing agents, investment bankers, accountants, appraisers, auctioneers or other third parties for the purposes of valuing, marketing, promoting and selling a material portion of the Senior Collateral, commence any action to foreclose such liens and security interests on all or any material portion of the Senior Collateral, notify account debtors to make payments to the Senior Creditors, to take possession of all or any material portion of the Senior Collateral or commence any legal proceedings or actions against or with respect to all or any material portion of the Senior Collateral.

            (b) The Subordinate Creditors agree, whether or not a default has occurred in the payment of any indebtedness or the performance of any other obligations to them, that any liens on and security interests they have in the assets constituting the Collateral or any portion thereof that they might have or acquire shall automatically be fully released ipso facto if and when the Agent releases its lien in and security interest on such Collateral or any portion thereof. Provided that the Senior Liabilities have not been paid in full, the Subordinate Lender's Agent agrees to execute any Uniform Commercial Code termination statements and/or partial releases, and any other instruments or documents deemed necessary by the Agent in its reasonable discretion to evidence the release of the Subordinate Lender's Agent's lien on any assets constituting Collateral in the event of any sale, transfer or other disposition of the Collateral, whether such disposition is in the ordinary course of business or is incidental to a foreclosure proceeding or Insolvency Proceeding relating thereto, and whether or not any proceeds therefrom will pay any of the Subordinated Liabilities.

            (c) If the Subordinate Lender's Agent shall fail or refuse to execute, or delay in the execution of, any written release of its liens or shall fail to provide such release in a form reasonably acceptable to the Obligor or Agent, then the Agent shall be deemed to be the agent and attorney-in-fact for the Subordinate Lender's Agent for the purpose of executing and recording any such release in accordance with the terms of paragraph B.6.

      13.   PROVISIONS CONCERNING INSURANCE.

      Proceeds of the Collateral include insurance proceeds, and therefore the priorities set forth in this paragraph B govern the ultimate disposition of casualty insurance proceeds. The Agent shall have the sole and exclusive right, as against the Subordinate Creditors, to adjust settlement of insurance claims in the event of any covered loss, theft or destruction of the Collateral in accordance with the terms of the Credit Agreement. All proceeds of such insurance shall inure to the Agent, for the benefit of the Lenders, and the Subordinate Creditors shall cooperate in a reasonably manner in effecting the payment of insurance proceeds to the Agent. The Agent shall have the right (as between the parties hereto) to determine whether such proceeds will be applied to the Senior Liabilities or used to rebuild, replace or repair the affected Collateral.

C. REPRESENTATIONS AND WARRANTIES. The Subordinate Creditors hereby represent and warrant that (i) each has the necessary power and capacity to make and perform this Agreement and such making and performance have been duly authorized by all necessary actions on the part of the Subordinate Creditors; (ii) the making and performance by the Subordinate Creditors of this Agreement does not and will not violate any provision of law or regulation or result in the breach of, or constitute a default or require any consent under, any indenture or other agreement or instrument to which it is a party or by which any of its properties may be bound; (iii) this Agreement is the legal, valid and binding obligation of each of the Subordinate Creditors, enforceable against such Subordinate Creditors in accordance with its terms and (iv) other than the Subordinated Note, the Subordinated Security Agreement and the Uniform Commercial

      Code financing statements executed in connection therewith, there are no other documents or instruments evidencing any indebtedness, obligations or liabilities of the Obligor to the Subordinate Creditors.

D. REMEDIES. Upon the occurrence and during the continuance of any Event of Default, or upon the breach of any representation, covenant or agreement in this Agreement by the Obligor or either Subordinate Creditor, or in the event of the termination of this Agreement (other than as a result of payment in full of the Subordinate Lender's Subordinated Note as permitted by the Credit Agreement or with the consent of the Senior Creditors), all of the Senior Liabilities shall, in accordance with the terms of the Credit Agreement, become immediately due and payable at the option of the Agent and the Agent may immediately, without further notice, resort to all of its rights and remedies herein, in any document (including the Credit Agreement and any of the Senior Loan Documents) by and between the Agent or any Lender and the Obligor, or in any in any instrument evidencing any obligation under any such document, at law or in equity. The Agent agrees that it shall proceed, to the extent commercially reasonable, against all the assets of the Obligor before liquidating the Subordinated Note. If the Subordinate Creditors breach this Agreement (including, without limitation, by taking any Prohibited Action or otherwise violating paragraph B.9 hereof), the Senior Creditors shall be entitled, by virtue of this Agreement, to specific performance of this Agreement and/or injunctive relief, including an order restraining and enjoining the Subordinate Creditors from taking the actions constituting such breach, all without the necessity of joining any Senior Creditor, the Subordinate Lender or the Subordinate Lender's Agent as a party to any action, suit or other proceeding brought to enforce the provisions of this Agreement.

E.    MISCELLANEOUS.

      1. REMEDIES CUMULATIVE; NO WAIVER. The rights, powers and remedies of the Senior Creditors provided in this Agreement and any of the Senior Loan Documents are cumulative and not exclusive of any right, power or remedy provided by law or equity. No failure or delay on the part of any Senior Creditor in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise preclude any other or further exercise thereof, or the exercise of any other right, power or remedy.

      2. NOTICES. Notices and communications under this Agreement shall be in writing and shall be given by (i) hand-delivery, (ii) first class mail (postage prepaid), or (iii) reliable overnight commercial courier (charges prepaid) to the addresses listed in this Agreement. Notice by overnight courier shall be deemed to have been given and received on the date scheduled for delivery. Notice by mail shall be deemed to have been given and received three (3) calendar days after the date first deposited in the United States Mail. Notice by hand-delivery shall be deemed to have been given and received upon delivery. A party may change its address by giving written notice to the other party as specified herein.

      3. COSTS AND EXPENSES. Whether or not the transactions contemplated by this Agreement or the Senior Loan Documents are fully consummated, the Obligor shall promptly pay (or reimburse, as the Agent may elect) all costs and expenses which the Agent has incurred or may hereafter incur in connection with the negotiation, preparation, reproduction, interpretation, perfection, protection of collateral, administration and enforcement of this Agreement and the other Senior Loan Documents, the collection of all amounts due under this Agreement and the other Senior Loan Documents, and all amendments, modifications, consents or waivers, if any, to the Senior Loan Documents. The Obligor's reimbursement obligations under this Paragraph shall survive any termination of this Agreement or any other Loan Document and are deemed part of the Senior Liabilities.

      4. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL SUBSTANTIVE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY PROVISION THEREOF THAT WOULD

            PERMIT OR REQUIRE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

      5. INTEGRATION; AMENDMENT. This Agreement constitutes the sole agreement of the parties with respect to the subject matter hereof and supersedes all oral negotiations and prior writings with respect to the subject matter hereof. No amendment of this Agreement, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto.

      6. SUCCESSORS AND ASSIGNS. This Agreement (i) shall be binding upon the Subordinate Creditors, the Obligor executing this Agreement and the Senior Creditors and, where applicable, their respective heirs, executors, administrators, successors and assigns, and (ii) shall inure to the benefit of the Subordinate Creditors, the Obligor, and the Senior Creditors and, where applicable, their respective heirs, executors, administrators, successors and permitted assigns; provided, however, that the Subordinate Creditors and the Obligor may not assign their rights or obligations hereunder or any interest herein without the prior written consent of the Agent, and any such assignment or attempted assignment by the Subordinate Creditors and/or the Obligor shall be void and of no effect with respect to the Senior Creditors. The Lenders may from time to time sell or assign, in whole or in part, or grant participations in the Loans and/or the Credit Agreement and/or the obligations evidenced thereby. The Subordinate Creditors authorize the Senior Creditors to provide information concerning the Subordinate Creditors and the Obligor to any prospective purchaser, assignee or participant in the Loans.

      7. SEVERABILITY AND CONSISTENCY. The illegality, unenforceability or inconsistency of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Agreement or any instrument or agreement required hereunder. The Senior Loan Documents and this Agreement are intended to be consistent. However, in the event of any inconsistencies between and/or among this Agreement and any of the Senior Loan Documents, such inconsistency shall not affect the validity or enforceability of this Agreement or any of the Senior Loan Documents. In the event of any inconsistency or ambiguity in this Agreement or any of the Senior Loan Documents, this Agreement and the Senior Loan Documents shall not be construed against any one party but shall be interpreted consistent with the Agent's policies and procedures.

      8. CONSENT TO JURISDICTION AND SERVICE OF PROCESS. The Subordinate Creditors irrevocably appoint Ross Rapaport, c/o Pepe & Hazard, 30 Jeliff Lane, Southport, CT 06490-1436 as their attorney upon whom may be served any notice, process or pleading in any action or proceeding against them arising out of or in connection with this Agreement. If service of process cannot be delivered to the Subordinate Creditors as specified by statute, the Subordinate Creditors agree that, with court approval, each may be served by regular or certified mail at the address set forth herein. The Subordinate Creditors hereby consent and agree that (i) any action or proceeding against it may be commenced and maintained in any state or federal court within the State of Connecticut by service of process on Ross Rapaport and (ii) such courts shall have jurisdiction with respect to the subject matter hereof and the persons of the Subordinate Creditors and the Subordinated Liabilities. The Subordinate Creditors agree that any action brought by the Subordinate Creditors on account of this Agreement shall be commenced and maintained only in a federal court in the State of Connecticut.

      9. PREJUDGMENT REMEDIES. THE SUBORDINATE LENDER AND THE SUBORDINATE LENDER'S AGENT HEREBY REPRESENT, COVENANT AND AGREE THAT THE PROCEEDS OF THE SENIOR LIABILITIES AND SUBORDINATED LIABILITIES SHALL BE USED FOR GENERAL COMMERCIAL PURPOSES AND THAT THE TRANSACTIONS CONTEMPLATED HEREBY ARE PART OF A "COMMERCIAL TRANSACTION" AS

            DEFINED BY THE STATUTES OF THE STATE OF CONNECTICUT. SUBORDINATE LENDER AND SUBORDINATE LENDER'S AGENT HEREBY WAIVE ALL RIGHTS TO NOTICE AND PRIOR COURT HEARING OR COURT ORDER UNDER CONNECTICUT GENERAL STATUTES SECTIONS 52-278A ET. SEQ. AS AMENDED OR UNDER ANY OTHER STATE OR FEDERAL LAW WITH RESPECT TO ANY AND ALL PREJUDGMENT REMEDIES THE SENIOR CREDITORS MAY EMPLOY TO ENFORCE THEIR RIGHTS AND REMEDIES HEREUNDER AND UNDER THE OTHER LOAN DOCUMENTS. MORE SPECIFICALLY, THE SUBORDINATE LENDER AND THE SUBORDINATE LENDER'S AGENT ACKNOWLEDGE THAT THE AGENT'S ATTORNEY AND/OR ANY LENDER'S ATTORNEY MAY, PURSUANT TO CONNECTICUT GENERAL STATUES, SECTION 52-278F, ISSUE A WRIT FOR A PREJUDGMENT REMEDY WITHOUT SECURING A COURT ORDER. THE SUBORDINATE LENDER AND THE SUBORDINATE LENDER'S AGENT ACKNOWLEDGE AND RESERVE THEIR RESPECTIVE RIGHTS TO NOTICE AND A HEARING SUBSEQUENT TO THE ISSUANCE OF A WRIT FOR PREJUDGMENT REMEDY AS AFORESAID AND THE AGENT ACKNOWLEDGES THE RIGHT OF THE SUBORDINATE LENDER AND THE SUBORDINATE LENDER'S AGENT TO SAID HEARING SUBSEQUENT TO THE ISSUANCE OF SAID WRIT. THE SUBORDINATE LENDER AND THE SUBORDINATE LENDER'S AGENT FURTHER WAIVE THEIR RIGHTS TO REQUEST THAT THE SENIOR CREDITORS POST A BOND, WITH OR WITHOUT SURETY, TO PROTECT THE SUBORDINATE LENDER AND THE SUBORDINATE LENDER'S AGENT AGAINST DAMAGES THAT MAY BE CAUSED BY ANY PREJUDGMENT REMEDY SOUGHT OR OBTAINED BY THE SENIOR CREDITORS.

      10. PROVISIONS SOLELY FOR THE BENEFIT OF THE SENIOR CREDITORS. The provisions of this Agreement are solely to define the relative rights and obligations of the Senior Creditors and the Subordinate Creditors, and no other person or entity, including, without limitation, the Obligor, shall have any rights hereunder or as a result of the provisions hereof.

      11. JUDICIAL PROCEEDINGS; WAIVERS. THE SUBORDINATE CREDITORS AND THE AGENT ACKNOWLEDGE AND AGREE THAT (i) ANY SUIT, ACTION OR PROCEEDING, WHETHER CLAIM OR COUNTERCLAIM, BROUGHT OR INSTITUTED BY THE AGENT, THE SUBORDINATE CREDITORS OR ANY SUCCESSOR OR ASSIGN OF THE AGENT OR THE SUBORDINATE CREDITORS, ON OR WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE DEALINGS OF THE PARTIES WITH RESPECT HERETO, OR THERETO, SHALL BE TRIED ONLY BY A COURT AND NOT BY A JURY AND EACH PARTY WAIVES THE RIGHT TO TRIAL BY JURY; (ii) EACH WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; AND (iii) THIS SECTION IS A SPECIFIC AND MATERIAL ASPECT OF THIS AGREEMENT AND THE LENDERS WOULD NOT EXTEND CREDIT IF THE WAIVERS SET FORTH IN THIS SECTION WERE NOT A PART OF THIS AGREEMENT.

      12. COUNTERPARTS. This Agreement may be executed and delivered in any number of counterparts each of which shall constitute an original, but all of which taken together shall constitute but one and the same agreement. Delivery of an executed signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Agreement.

      [remainder of page intentionally blank; next page is signature page]

      IN WITNESS WHEREOF, the undersigned have executed and delivered this Agreement as of the day and year first above written.

WITNESSED BY:

_______________________________                   ______________________________
_______________________________                   Subordinate Lender
                                                  Address:

STATE OF CONNECTICUT    )
                        ) ss: ________                        ____________, 2005
COUNTY OF ____________  )

Personally appeared ___________, signer and sealer of the foregoing instrument and acknowledged the same to be his free act and deed, before me.

                                          ______________________________________
                                          Commissioner of the Superior Court
                                          Notary Public
                                          My Commission expires:________________

/s/ Daisy Ane                                   By: /s/ Ross S. Rapaport
--------------------                                --------------------

/s/ Linda Rapaport                              Ross S. Rapaport, not
--------------------                            individually, but as Trustee of
                                                the Peter Baker Life Insurance
                                                Trust u/t/a dated July 7, 1992,
                                                the John Baker Insurance Trust
                                                u/t/a dated July 7, 1992 and the
                                                Joan Baker and Henry Baker
                                                Irrevocable Trust u/t/a dated
                                                December 16, 1991, as agent for
                                                the Subordinate Lender

                                                Address:  1050 Buckingham Street
                                                          Watertown, CT 06795

STATE OF FL            )
                       ) ss: Key Largo                         March 31, 2005
COUNTY OF  Monroe      )

Personally appeared Ross S. Rapaport, not individually, but as Trustee of the Peter Baker Life Insurance Trust u/t/a dated July 7, 1992, the John Baker Insurance Trust u/t/a dated July 7, 1992 and the Joan Baker and Henry Baker Irrevocable Trust u/t/a dated December 16, 1991, as agent for the Subordinate Lender, signer and sealer of the foregoing instrument and acknowledged the same to be his free act and deed as Trustee and agent for the Subordinate Lender, before me.

                                      /s/ Daisy Ane
                                      -------------------------------------
                                      Commissioner of the Superior Court
                                      Notary Public
                                      My Commission expires: September 22, 2008

                                                BANK OF AMERICA, N.A.,
                                                as a Lender

/s/ David Jurasek                               By: /s/ Matthew S. Latham
-----------------                                   ---------------------
                                                    Name: Matthew S. Latham
                                                    Title: Senior Vice President
/s/ Michelle Walters Fournier                       Address: 777 Main Street
-----------------------------                       CT2-102-24-02
                                                    Hartford, CT 06115

STATE OF CONNECTICUT   )
                       ) ss: Hartford                             April 5, 2005
COUNTY OF HARTFORD     )

Personally appeared Matthew S. Latham, the Senior Vice President of Bank of America, N.A., signer and sealer of the foregoing instrument and acknowledged the same to be his free act and deed as such officer and the free act and deed of Bank of America, N.A., before me.

                                      /s/ Michelle Walters Fournier
                                      -----------------------------------
                                      Commissioner of the Superior Court
                                      Notary Public
                                      My Commission expires: September 30, 2005

                                                BANK OF AMERICA, N.A.,
                                                as Administrative Agent

/s/ David Jurasek                               By: /s/ Matthew S. Latham
-----------------                                   ----------------------------
                                                    Name: Matthew S. Latham
                                                    Title: Senior Vice President
/s/ Michelle Walters Fournier                       Address: 777 Main Street
-----------------------------                       CT2-102-24-02
                                                    Hartford, CT 06115

STATE OF CONNECTICUT  )
                      ) ss: Hartford                              April 5, 2005
COUNTY OF HARTFORD    )

Personally appeared Matthew S. Latham, the Senior Vice President of Bank of America, N.A., signer and sealer of the foregoing instrument and acknowledged the same to be his free act and deed as such officer and the free act and deed of Bank of America, N.A. before me.

                                      /s/ Michelle Walters Fournier
                                      ------------------------------------
                                      Commissioner of the Superior Court
                                      Notary Public
                                      My Commission expires: September 30, 2005

                                              WEBSTER BANK, NATIONAL
                                              ASSOCIATION

/s/ Maria Hrvatin                             By: /s/ Richard A. O'Brien
-----------------                                 ----------------------
                                                  Name:  Richard A. O'Brien
                                                  Title:  Senior Vice President
/s/ Michelle Walters Fournier                     Address:   145 Bank Street
-----------------------------                                Waterbury, CT 06702

STATE OF CONNECTICUT   )
                       ) ss: Waterbury                            April 5, 2005
COUNTY OF NEW HAVEN    )

Personally appeared Richard A. O'Brien, the Senior Vice President of Webster Bank, National Association, signer and sealer of the foregoing instrument and acknowledged the same to be his free act and deed as such officer and the free act and deed of Webster Bank, National Association, before me.

                                      /s/ Michelle Walters Fournier
                                      ------------------------------------------
                                      Notary Public
                                      My Commission expires: September 30, 2005

The Obligor signing below hereby acknowledges receipt of a copy of the foregoing Agreement, waives notice of acceptance thereof by the Senior Creditors, and agrees to be bound by the terms and provisions thereof. The Obligor signing below further agrees to make no payments or distributions, or grant any security interest, contrary to the terms and provisions of this Agreement and to do every other act and thing necessary or appropriate to carry out such terms and provisions. Upon the occurrence and during the continuance of any Event of Default, or upon the breach of any representation, covenant or agreement in this Agreement by the Obligor or either Subordinate Creditor, or in the event of the termination of this Agreement (other than as a result of payment in full of the Subordinate Lender's Subordinated Note as permitted by the Credit Agreement or with the consent of the Senior Creditors), all of the Senior Liabilities shall, in accordance with the terms of the Credit Agreement, become immediately due and payable at the option of the Senior Creditors and the Senior Creditors may immediately resort to all of its rights and remedies herein, in any document (including the Credit Agreement and any of the Senior Loan Documents) by and between the Senior Creditors and the Obligor, or in any in any instrument evidencing any obligation under any such document, at law or in equity.

      [remainder of page intentionally blank; next page is signature page]

Dated: As of the 5th day of April, 2005

                                             VERMONT PURE HOLDINGS, LTD.

                                             By: /s/ Timothy G. Fallon
                                                 ---------------------------
                                                 Name: Timothy G. Fallon
                                                 Title: Chief Executive Officer
                                                 Address: 45 Krupp Drive
                                                          Williston, VT 05495

STATE OF CONNECTICUT  )
                      ) ss. Hartford
COUNTY OF HARTFORD)

      On this the 5th day of April, 2005, before me, the undersigned officer, personally appeared Timothy G. Fallon , who acknowledged himself to be the Chief Executive Officer of Vermont Pure Holdings, Ltd., and that he as such Chief Executive Officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of said Vermont Pure Holdings, Ltd. by himself as such Chief Executive Officer, and as his and its free act and deed.

      In witness whereof I hereunto set my hand.

                                      /s/ Michelle Walters Fournier
                                      -----------------------------------------
                                      Commissioner of the Superior Court
                                      Notary Public
                                      My Commission Expires: September 30, 2005

                                                CRYSTAL ROCK LLC

                                                By: /s/ Timothy G. Fallon
                                                    ---------------------------
                                                    Name: Timothy G. Fallon
                                                    Title: Manager
                                                    Address: 45 Krupp Drive
                                                             Williston, VT 05495

STATE OF CONNECTICUT   )
                       ) ss. Hartford
COUNTY OF HARTFORD)

      On this the 5th day of April, 2005, before me, the undersigned officer, personally appeared Timothy G. Fallon , who acknowledged himself to be the Manager of Crystal Rock LLC, and that he as such Manager, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of said Crystal Rock LLC by himself as such Manager; and as his and its free act and deed.

      In witness whereof I hereunto set my hand.

                                      /s/ Michelle Walters Fournier
                                      -----------------------------------------
                                      Commissioner of the Superior Court
                                      Notary Public
                                      My Commission Expires: September 30, 2005

                                   SCHEDULE A

                               SENIOR COLLATERAL

The following properties, assets and rights of Holdings and Crystal Rock, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof: all personal and fixture property of every kind and nature including all goods (including inventory, equipment and any accessions thereto), instruments (including promissory notes), documents (including, if applicable, electronic documents), accounts (including health-care-insurance receivables), chattel paper (whether tangible or electronic), deposit accounts, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, securities and all other investment property, supporting obligations, any other contract rights or rights to the payment of money, insurance claims and proceeds, and all general intangibles (including all payment intangibles).

All terms defined in the Uniform Commercial Code of the State of New York and used in this Schedule A shall have the same definitions herein as specified therein. However, if a term is defined in Article 9 of the Uniform Commercial Code of such State differently than in another Article of the Uniform Commercial Code of such State, the term has the meaning specified in Article 9. The term "electronic document" applies in the event that the 2003 revisions to Article 7, with amendments to Article 9, of the Uniform Commercial Code of the State of New York, in substantially the form approved by the American Law Institute and the National Conference of Commissioners on Uniform State Laws, are now or hereafter adopted and become effective in the State of New York or in any other relevant jurisdiction.

                                   SCHEDULE B

                        SUBORDINATE LENDERS' COLLATERAL

The following property, whether now existing or subsequently acquired, and all additions, substitutions, accessions, replacements, proceeds, and products thereof or thereto: all tangible and intangible assets and properties of Holdings, including without limitation all furniture, fixtures, equipment, raw materials, inventory, other goods, accounts, contract rights, rights to the payment of money, insurance refund claims and all other insurance claims and proceeds, tort claims, chattel paper, documents, instruments, securities and other investment property, deposit accounts, rights to proceeds of letters of credit and all general intangibles including, without limitation, all, tax refund claims, license fees, patents, patent applications, trademarks, trademark applications, trade names, copyrights, copyright applications, rights to sue and recover for past infringement of patents, trademarks and copyrights, computer programs, computer software, engineering drawings, service marks, customer lists, goodwill, and all licenses, permits, agreements of any kind or nature pursuant to which Holdings possesses, uses or has authority to possess or use property (whether tangible or intangible) of others or others possess, use or have authority to possess or use property (whether tangible or intangible) of Holdings, and all recorded data of any kind or nature, regardless of the medium of recording including, without limitation, all software, writings, plans, specifications and schematics (each of which terms has the meaning ascribed to it in the Uniform Commercial Code, as in effect in the State of Connecticut); provided that notwithstanding the foregoing, such grant of security interest shall not extend to any cash and cash equivalents at any time owned by Holdings.